UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 3, 2014
LDR HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	001-36095 (Commission File Number)	20-3933262 (I.R.S. Employer Identification No.)
13785 Research Boulevard, Suite 200 Austin, Texas 78750 (Address of Principal Executive Offices)		78750 (Zip Code)
Registrant’s telephone number including area code: (512) 344-3333
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders.
LDR Holding Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders on June 3, 2014. The following is a summary of each matter voted upon at the 2014 Annual Meeting.
Proposal 1. Election of Directors
At the meeting, the Company’s stockholders elected Joseph Aragona as a Class I Director to serve until the Company’s 2017 Annual Meeting of Stockholders, or until the election and qualification of his successor, or his earlier death, resignation or removal. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Joseph Aragona	19,680,130	1,425,271	1,672,460

Proposal 2. Ratification of Independent Public Accounting Firm
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The voting results were as follows:

For	Against	Abstentions
22,182,064	15,121	580,676

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

By:	/s/ Scott Way
Name:	Scott Way
Title:	Executive Vice President, General Counsel, Compliance Officer and Secretary
Dated:    June 4, 2014